Exhibit 99.6
                                  ------------
                CSC Computational Materials dated March 17, 2005



[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------





                            Class 1-A Available Funds Rate Schedule (1)
                            -------------------------------------------

------------------------------------------------      ----------------------------------------------
                 Available         Available                          Available          Available
                Funds Rate        Funds Rate                         Funds Rate         Funds Rate
  Period            (%)              (%)               Period            (%)               (%)
-----------     ----------        ----------           ------        ----------         ----------
                    (2)               (3)                               (2)                (3)
    1              7.979             7.979               41            8.237             10.000
    2              6.915             10.000              42            8.775             10.000
    3              6.692             10.000              43            9.076             10.000
    4              6.915             10.000              44            8.772             10.000
    5              6.692             10.000              45            9.053             10.000
    6              6.695             10.000              46            8.751             10.000
    7              6.919             10.000              47            8.741             10.000
    8              6.696             10.000              48            9.657             11.687
    9              6.919             10.000              49            8.715             11.000
    10             6.696             10.000              50            8.999             11.000
    11             6.696             10.000              51            8.703             11.000
    12             7.410             10.000              52            8.988             11.000
    13             6.693             10.000              53            8.693             11.000
    14             6.917             10.000              54            8.688             11.391
    15             6.694             10.000              55            8.972             11.805
    16             6.917             10.000              56            8.678             11.412
    17             6.694             10.000              57            8.962             11.780
    18             6.695             10.000              58            8.668             11.389
    19             6.919             10.000              59            8.663             11.381
    20             6.696             10.000              60            9.585             13.140
    21             6.919             10.000              61            8.652             12.000
    22             6.700             10.000              62            8.935             12.262
    23             6.732             10.000              63            8.642             12.000
    24             7.799             10.000              64            8.924             12.234
    25             7.036             10.000              65            8.631             12.000
    26             7.259             10.000              66            8.626             12.000
    27             7.014             10.000              67            8.908             12.191
    28             7.238             10.000              68            8.615             12.000
    29             7.000             10.000              69            8.896             12.161
    30             7.053             10.000              70            8.604             12.000
    31             7.282             10.000              71            8.598             12.000
    32             7.040             10.000
    33             7.268             10.000
    34             7.030             10.000
    35             7.058             10.000
    36             8.773             10.000
    37             8.263             10.000
    38             8.531             10.000
    39             8.249             10.000
    40             8.518             10.000

------------------------------------------------      ----------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.820%, 6-Month LIBOR stays at 3.274%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%)and includes all projected cash proceeds (if any) from the Corridor Contract.

------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------





                            Class 2-A Available Funds Rate Schedule (1)
                            -------------------------------------------

------------------------------------------------      ----------------------------------------------
                 Available         Available                          Available          Available
                Funds Rate        Funds Rate                         Funds Rate         Funds Rate
  Period            (%)              (%)               Period            (%)               (%)
-----------     ----------        ----------           ------        ----------         ----------
                    (2)               (3)                               (2)                (3)
     1             8.429             8.429                41           8.382             10.500
     2             7.305             9.000                42           8.999             10.500
     3             7.070             9.000                43           9.301             10.500
     4             7.309             9.000                44           8.976             10.500
     5             7.073             9.000                45           9.252             10.500
     6             7.073             9.000                46           8.933             10.500
     7             7.308             9.000                47           8.914             10.500
     8             7.072             9.000                48           9.830             11.392
     9             7.308             9.000                49           8.864             11.500
    10             7.075             9.000                50           9.146             11.500
    11             7.075             9.000                51           8.839             11.500
    12             7.820             9.000                52           9.124             11.500
    13             7.062             9.000                53           8.820             11.500
    14             7.296             9.000                54           8.810             11.500
    15             7.061             9.000                55           9.094             11.500
    16             7.299             9.000                56           8.790             11.500
    17             7.063             9.000                57           9.073             11.500
    18             7.062             9.000                58           8.770             11.500
    19             7.296             9.000                59           8.760             11.500
    20             7.062             9.000                60           9.690             12.433
    21             7.299             9.000                61           8.743             12.000
    22             7.072             9.000                62           9.024             12.000
    23             7.267             9.000                63           8.722             12.000
    24             8.165             9.000                64           9.003             12.000
    25             7.372             9.500                65           8.702             12.000
    26             7.603             9.500                66           8.692             12.000
    27             7.345             9.500                67           8.971             12.000
    28             7.578             9.500                68           8.671             12.000
    29             7.368             9.500                69           8.950             12.000
    30             7.395             9.500                70           8.651             12.000
    31             7.634             9.500                71           8.640             12.000
    32             7.381             9.500
    33             7.619             9.500
    34             7.366             9.500
    35             7.370             9.500
    36             9.008             9.500
    37             8.451             10.500
    38             8.713             10.500
    39             8.414             10.500
    40             8.675             10.500
------------------------------------------------      ----------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.820%, 6-Month LIBOR stays at 3.274%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%)and includes all projected cash proceeds (if any) from the Corridor Contract.

------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2005-2
-------------------------------------------------------------------------------





                            Subordinate Available Funds Rate Schedule (1)
                            ---------------------------------------------

------------------------------------------------      ----------------------------------------------
                 Available         Available                          Available          Available
                Funds Rate        Funds Rate                         Funds Rate         Funds Rate
  Period            (%)              (%)               Period            (%)               (%)
-----------     ----------        ----------           ------        ----------         ----------
                    (2)               (3)                               (2)                (3)
    1              8.230             8.230               41            8.319             10.500
    2              7.133             8.500               42            8.903             10.500
    3              6.903             8.500               43            9.205             10.500
    4              7.135             8.500               44            8.889             10.500
    5              6.905             8.500               45            9.167             10.500
    6              6.906             8.500               46            8.856             10.500
    7              7.136             8.500               47            8.841             10.500
    8              6.906             8.500               48            9.757             11.517
    9              7.136             8.500               49            8.801             11.500
    10             6.908             8.500               50            9.084             11.500
    11             6.907             8.500               51            8.782             11.500
    12             7.639             8.500               52            9.067             11.500
    13             6.899             8.500               53            8.766             11.500
    14             7.129             8.500               54            8.759             11.500
    15             6.899             8.500               55            9.043             11.503
    16             7.130             8.500               56            8.743             11.500
    17             6.900             8.500               57            9.027             11.500
    18             6.900             8.500               58            8.727             11.500
    19             7.129             8.500               59            8.719             11.500
    20             6.900             8.500               60            9.646             12.728
    21             7.131             8.500               61            8.705             12.000
    22             6.908             8.500               62            8.987             12.000
    23             7.031             8.500               63            8.689             12.000
    24             8.003             8.500               64            8.970             12.000
    25             7.224             9.500               65            8.673             12.000
    26             7.451             9.500               66            8.664             12.000
    27             7.199             9.500               67            8.945             12.000
    28             7.428             9.500               68            8.648             12.000
    29             7.205             9.500               69            8.928             12.000
    30             7.244             9.500               70            8.631             12.000
    31             7.478             9.500               71            8.623             12.000
    32             7.230             9.500
    33             7.464             9.500
    34             7.218             9.500
    35             7.232             9.500
    36             8.904             9.500
    37             8.368             10.500
    38             8.633             10.500
    39             8.342             10.500
    40             8.607             10.500

------------------------------------------------      ----------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.820%, 6-Month LIBOR stays at 3.274%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%)and includes all projected cash proceeds (if any) from the Corridor Contract.

------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou


                                      35